Offerings - Offering: 1	Jun. 22, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Ordinary Shares, par value $0. 0001
Maximum Aggregate Offering Price	$ 32,343,750.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,466.67
Offering Note	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o). Includes the offering price attributable to additional stocks that the underwriter has the option to purchase to cover over-allotments, if any.

In accordance with Rule 416(a), the Registrant is also registering an indeterminate number of additional ordinary shares that shall be issuable pursuant to Rule 416 to prevent dilution resulting from stock splits, stock dividends or similar transactions.